Exhibit 99.1

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Allegion Announces CEO Succession

David D. Petratis to Retire Following Distinguished 40-Year Career,

John H. Stone to Succeed Petratis as President and CEO

DUBLIN (May 31, 2022) – Allegion plc (NYSE: ALLE), a leading global provider of security products and solutions, today announced that John H. Stone will succeed David D. Petratis as president and CEO, effective July 11, 2022. Stone will also become a member of the company’s Board of Directors at that time, and Petratis will serve as executive chairman until his retirement, which is expected by Jan. 2, 2023.

Petratis has led Allegion since its spin-off from the former Ingersoll Rand in 2013, capping off a distinguished 40-year career. During his tenure, Allegion has achieved substantial financial and business success, doubling its market capitalization and annual adjusted earnings per share (EPS), delivering industry-leading profitability and completing more than 20 acquisitions and strategic investments. The company also recently received the prestigious Robert W. Campbell award for its system of environmental, health and safety management.

“Leading Allegion has been a privilege and one of the most rewarding experiences of my professional career,” said Petratis. “Since becoming a standalone public company, our commitment to safety and providing employees with the tools and resources to get the job done right has driven our success. My heartfelt gratitude goes out to our 11,000 employees whose dedication, innovation and collaboration have built our incredibly strong and loyal customer base and helped us navigate the challenges of the pandemic. Today, Allegion has the right talent and the right strategy to successfully execute on its vision of seamless access and a safer world. I believe the best is yet to come, and now is the right time to turn the reins over to a new leader. I look forward to working alongside John, the Board and our management team to ensure a seamless transition. The future is bright at Allegion.”

“Dave has guided Allegion through an extraordinary transformation toward seamless access, and on behalf of the entire Board, I want to thank him for his leadership and invaluable contributions,” said Kirk Hachigian, lead director of the Allegion Board of Directors. “With his relentless focus on investing in innovation, operations and people, Dave has positioned Allegion to capitalize on growth opportunities in the coming years. We wish him all the best in his well-deserved retirement.”

Stone brings to Allegion more than 18 years of senior leadership experience. Most recently, he served as president of Deere & Company’s (NYSE: DE) Worldwide Construction, Forestry and Power Systems business, overseeing the nearly $11.4 billion segment. Under Stone’s leadership, the segment has delivered impressive growth and profitability. He has also been influential in Deere & Company’s rapid development of artificial intelligence (AI) and machine learning capabilities, better integration of precision-ag technology into each of its flagship products and in helping the company establish itself as a leader in technology. Prior to Deere & Company, Stone was a quality engineer at General Electric and an infantry officer in the U.S. Army.

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Hachigian continued, “Allegion’s leadership succession plan enables a smooth transition of the CEO role. John is an outstanding leader with a proven ability to formulate and deliver operating and business process excellence, and he possesses a deep understanding of the technological trends shaping our world. His established track record of driving innovation to adopt smarter, safer and more sustainable agricultural and construction solutions will be instrumental to the execution of Allegion’s seamless access strategy, and his transformational M&A experience will ensure a smooth integration of the pending Access Technologies acquisition. We look forward to benefiting from his expertise as Allegion drives continued growth, innovation and profitability.”

“I am excited to take on the role of CEO for Allegion, and I am grateful for the support of Dave and the Board in entrusting me to lead the company’s next chapter,” said Stone. “Allegion is an industry leader with strong growth engines and tremendous talent. I am eager to hit the ground running, to work with this great team to capitalize on Allegion’s strong portfolio of products, services and software and to drive shareholder value and a safer world through smart security solutions.”

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About John H. Stone

Stone, 52, currently serves as president of Deere & Company’s Worldwide Construction, Forestry and Power Systems business. In this role, he is responsible for the sustainable, profitable growth of the company’s construction and forestry equipment business as well as the continued success of the Wirtgen Group. Stone previously headed Deere’s Intelligent Solutions Group, the company’s precision-ag technology arm, where he led the acquisition of tech startup Blue River Technology, the establishment of the San Francisco John Deere Labs office and the precision-ag headquarters in Urbandale, Iowa. He holds a bachelor’s degree in mechanical engineering from the United States Military Academy and an MBA from Harvard Business School.

About Allegion

Allegion (NYSE: ALLE) is a global pioneer in seamless access, with leading brands like CISA®, Interflex®, LCN®, Schlage®, SimonsVoss® and Von Duprin®. Focusing on security around the door and adjacent areas, Allegion secures people and assets with a range of solutions for homes, businesses, schools and institutions. Allegion had $2.9 billion in revenue in 2021, and its security products are sold around the world. For more, visit www.allegion.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, including statements regarding the continued impacts of the global COVID-19

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pandemic, supply chain constraints, electronic component and labor shortages, inflation, rising freight and material costs, impacts of Russia’s invasion of Ukraine including further supply chain disruptions and the increased risk of cyber-attacks in connection with such invasion, the company’s 2022 financial performance, the company’s business plans and strategy, the company’s growth strategy, the company’s capital allocation strategy, the company’s tax planning strategies, and the performance of the markets in which the company operates. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or variations thereon or similar expressions generally intended to identify forward-looking statements. Forward-looking statements may relate to such matters as projections of revenue, margins, expenses, tax provisions, earnings, cash flows, benefit obligations, dividends, share purchases or other financial items; any statements of the plans, strategies and objectives of management for future operations, including those relating to any statements concerning expected development, performance or market share relating to our products and services; any statements regarding future economic conditions or our performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. These statements are based on the company’s currently available information and our current assumptions, expectations and projections about future events. They are subject to future events, risks and uncertainties—many of which are beyond the company’s control—as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward-looking statements. Further information on these factors and other risks that may affect the company’s business is included in filings it makes with the Securities and Exchange Commission from time to time, including its Form 10-K for the year ended Dec. 31, 2021, Form 10-Q for the quarters ended March 31, 2022, and in its other SEC filings. The company undertakes no obligation to update these forward-looking statements.

Media:

Doshia Stewart – Vice President, Global Corporate Communications

+1.317.810.3512

Doshia.Stewart@allegion.com and PR@allegion.com

Analysts:

Tom Martineau – Vice President, Investor Relations, and Treasurer

+1.317.810.3759

Tom.Martineau@allegion.com

Source: Allegion plc